Bank deposits, net (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Short-term bank deposits, net	¥ 7,084,879	$ 1,027,211	¥ 4,022,119
Long-term bank deposits, net	1,515,428	$ 219,716	2,004,593
Total	8,600,307		6,026,712
Allowance for credit losses	5,559		2,267
Short-term bank deposits
Assets pledged to secure notes payable	¥ 154,922		¥ 350,000